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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 3, 2001

                             McLEODUSA INCORPORATED
             (Exact name of registrant as specified in its charter)


           Delaware                      0-20763               42-1407240
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
        Incorporation)                                    Identification Number)


          McLeodUSA Technology Park
          6400 C Street S.W., P.O. Box 3177
          Cedar Rapids, IA                                52406-3177
          (Address of Principal Executive                 (Zip Code)
          Offices)

       Registrant's telephone number, including area code: (319) 790-7800

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

         On December 3, 2001, McLeodUSA Incorporated issued a press release describing a recapitalization and financial restructuring plan. The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

         In addition, the Exhibits 4.49, 10.61, 10.62 and 10.63 to this Current Report on Form 8-K include the material contracts between McLeodUSA and affiliates of Forstmann Little & Co. and McLeodUSA and its senior secured lenders related to the restructuring plan.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

DESCRIPTION

     (c) Exhibits.

         4.49 Third Amendment (including exhibits thereto) dated as of November 29, 2001, to the Credit Agreement dated as of May 31, 2000, as amended, modified and supplemented pursuant to a First Amendment dated as of December 7, 2000, a Second Amendment dated as of January 11, 2001, as a Waiver dated as of August 29, 2001, among McLeodUSA Incorporated, the lender parties thereto, JPMorgan Chase Bank as administrative agent and collateral agent, Salomon Smith Barney Inc. as syndication agent, and Bank of America, N.A. and Goldman Sachs Credit Partners L.P. as co-documentation agents.

         10.61 Stock Purchase Agreement, dated as of December 3, 2001, by and among McLeodUSA Holdings, Inc., Pubco Acquisition Corp., and McLeodUSA Incorporated, including a Form of Publishing, Branding and Operating Agreement.

         10.62 Purchase Agreement, dated as of December 3, 2001, by and among McLeodUSA Incorporated and the investor parties thereto, including a Form of Certificate of Designation of Series F Convertible Preferred Stock, a Form of Certificate of Designation of Series G Preferred Stock and a Form of Common Stock Purchase Warrant.

         10.63 Lock-Up, Support, and Voting Agreement, dated as of December 3, 2001, by and among McLeodUSA Incorporated and the investor parties thereto.

         99.1 Offering Memorandum, Solicitation of Consents and Acceptances and Disclosure Statement dated December 7, 2001.

         99.2     Press Release issued by McLeodUSA Incorporated on December 3,
                  2001.


Item 9.  Regulation FD Disclosure.

         McLeodUSA Incorporated announced on Monday, December 3, 2001, a comprehensive recapitalization and financial restructuring plan. In order to seek approval of the restructuring plan from its noteholders, McLeodUSA is distributing an Offering Memorandum, Solicitation of Consents and Acceptances and Disclosure Statement, dated as of December 7, 2001 (the "Exchange Offer Materials") to holders of each class of its senior notes as of December 3, 2001.

         McLeodUSA expects to file with the Securities and Exchange Commission in the near future a Proxy/Disclosure Statement and Solicitation of Acceptances in order to seek approval of the restructuring plan from its common and preferred stockholders.

         McLeodUSA will not be seeking, nor shall this filing be deemed a solicitation of, the vote or consent of its common or preferred stockholders until it is able to distribute definitive proxy materials pursuant to the rules and regulations of the Securities and Exchange Commission.

         The Exchange Offer Materials to be distributed to McLeodUSA's noteholders contain previously non-public information which could be deemed material to each of our noteholders and common and preferred stockholders. We have elected to make the Exchange Offer Materials available to common and preferred stockholders by including such materials as Exhibit 99.1 to this Current Report on Form 8-K for informational purposes only. None of the information contained in this item of the Current Report on Form 8-K or
Exhibit 99.1 hereto should be deemed to be filed under the Securities Exchange Act of 1934 or incorporated by reference into any other filings we have made or may make pursuant to the Securities Act of 1933 or into any other documents unless such portion of this Current Report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2001            McLEODUSA INCORPORATED


                                  By: /s/ Randall Rings
                                     ------------------------------------------
                                          Randall Rings
                                          Group Vice President-Law
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                                  EXHIBIT INDEX

4.49 Third Amendment (including exhibits thereto) dated as of November 29, 2001, to the Credit Agreement dated as of May 31, 2000, as amended, modified and supplemented pursuant to a First Amendment dated as of December 7, 2000, a Second Amendment dated as of January 11, 2001, as a Waiver dated as of August 29, 2001, among McLeodUSA Incorporated, the lender parties thereto, JPMorgan Chase Bank as administrative agent and collateral agent, Salomon Smith Barney Inc. as syndication agent, and Bank of America, N.A. and Goldman Sachs Credit Partners L.P. as co-documentation agents.

10.61 Stock Purchase Agreement, dated as of December 3, 2001, by and among McLeodUSA Holdings, Inc., Pubco Acquisition Corp., and McLeodUSA Incorporated, including a Form of Publishing, Branding and Operating Agreement.

10.62 Purchase Agreement, dated as of December 3, 2001, by and among McLeodUSA Incorporated and the investor parties thereto, including a Form of Certificate of Designation of Series F Convertible Preferred Stock, a Form of Certificate of Designation of Series G Preferred Stock and a Form of Common Stock Purchase Warrant.

10.63 Lock-Up, Support, and Voting Agreement, dated as of December 3, 2001, by and among McLeodUSA Incorporated and the investor parties thereto.

99.1 Offering Memorandum, Solicitation of Consents and Acceptances and Disclosure Statement dated December 7, 2001.

99.2     Press Release issued by McLeodUSA Incorporated on December 3, 2001.